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                                                                      EXHIBIT 23
                                                                      ----------


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-2496) of Keithley Instruments, Inc. of our report dated November 5, 1999 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
December 21, 1999